Exhibit 10.2

AGREEMENT made the 5th day of September 2003 BETWEEN the INDUSTRIAL DEVELOPMENT AGENCY (IRELAND) having its principal office at Wilton Park House, Wilton Place, Dublin 2 (“IDA”) of the first part, ARTESYN INTERNATIONAL LIMITED having its registered office at Youghal, Co. Cork (“the Company”) of the second part, ARTESYN TECHNOLOGIES, INC. (having replaced Berg Electronics Group, Inc. as Promoters) having its registered offices at 1 Place de la Coupole Courbevoie, France of the third part (“the Promoters”) SUPPLEMENTAL to the Grant Agreements dated 26th day of October 1994 and the 5th day of December 1997 (“the Principal Agreements”)

WHEREAS:

A.	Under the terms and conditions of the Principal Agreements IDA agreed to make certain grants available to the Company towards the costs of carrying on an undertaking for the provision of power supplies (“the Undertaking”) and for the creation of employment for 134 persons over a base of 168 and 251 persons over, a base of 302 respectively;

B.	The Company has reduced employment to 70 persons and under the terms and conditions of the Principal Agreements is liable to repay grants in an amount of €2,474,402 to IDA in respect of this employment reduction;

C.	The Grantees and the Promoters have applied to IDA for its consent to:

a.	The Company being permitted to retain grants in the amount of €1,274,402 for the maintenance of 70 higher value functions in Cork

NOW IT IS HEREBY WITNESSED that in consideration of the Company continuing to carry on the Undertaking in accordance with the terms of the Principal Agreements IDA hereby consents to the request at Recital C SUBJECT ALWAYS to the following terms and conditions:-

1.	That the liability period under the Principal Agreements is hereby extended to the 31st day of December 2009;

2.	That the company will repay to IDA a total of €1,200,000 in four equal instalments as outlined in the schedule below:

Year of Repayment	Amount to be repaid
5th January 2005	€300,000
5th January 2006	€300,000
5th January 2007	€300,000
5th January 2008	€300,000

3.	That the Company shall maintain 70 jobs in the Undertaking for the duration of the Principal Agreements as outlined at Clause 1 above;

4.	Should the Company reduce employment below 70 during the term of this Agreement, the Company and/or the Promoters shall repay to IDA on demand €18,206 for each and every job which reduces below 70 and in default of such repayment such sums shall be recoverable by IDA from the Company and/or the Promoters as a joint and several simple contract debt;

5.	The cancellation of all grant balances as outline in the Schedule attached hereto;

6.	That the terms and conditions of the Principal Agreement save insofar as same require to be altered or extended by the provisions hereof are hereby confirmed and shall remain in full force and effect.

SCHEDULE

The; following grant balances are hereby withdrawn and cancelled.

Grant Type	Date of Agreement/Acceptance	Amount Approved	Amount Paid	Balance Cancelled
Employment	26 October 1994	1,701,449	1,668,752	32,697
Employment	5 December 1997	2,390,282	785,650	1,604,632
R&D	1 July 1997	571,382	546,125	25,257
R&D	21 September 1993	340,925	323,242	17,683
Total				1,680,269

IN WITNESS WHEREOF of the parties hereto have caused their respective Seals to be affixed hereto the day and year first herein written,

PRESENT when the Seal of the

INDUSTRIAL DEVELOPMENT AGENCY (IRELAND)

was affixed hereto:-

/s/ Richard Regan

AUTHORISED OFFICER

/s/ Miriam Johnston

AUTHORISED OFFICER

PRESENT when the Seal of the

ARTESYN INTERNATIONAL LIMITED

was affixed hereto:-

/s/ Joe O’Callaghan

DIRECTOR

/s/ Philip Whelan

DIRECTOR

PRESENT when the Seal of the

ARTESYN TECHNOLOGIES, INC.

was affixedhereto:-

/s/ Richard J. Thompson

DIRECTOR

/s/ Joseph M. O’Donnell

DIRECTOR

Dated the 5th day of September 2003

INDUSTRIAL DEVELOPMENT AGENCY (IRELAND)

First part

ARTESYN INTERNATIONAL LIMITED

Second Part

ARTESYN TECHNOLOGIES, INC.

Third Part

SUPPLEMENTAL AGREEMENT Industrial Development Agency (Ireland) Wilton Park House Wilton Place Dublin 2

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